(As last amended in Rel. No. 34-25113, eff. 1/30/95.)


                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) September 8, 1997.
                                                 __________________

                    General Bearing Corporation
                    ___________________________
      (Exact name of registrant as specified in its charter)

 Delaware                0-22053                        13-2796245
 ________                 _______                       __________
(State or other       (Commission                      (IRS Employer
jurisdiction           File Number)                   Identification No.
of incorporation)


            44 High Street, West Nyack, New York 10994
            __________________________________________
       (Address of principal executive offices)   (Zip Code)

 Registrant's telephone number, including area code (914) 358-6000
                                                     ______________

                            N/A
 ..................................................................
  (Former name or former address, if changed since last report.)

                    GENERAL BEARING CORPORATION

                    CURRENT REPORT ON FORM 8-K


                         TABLE OF CONTENTS

                                                                  Page No.
                                                                  ________

 Item 4   Changes in Registrant's Certifying Accountant. . . . . .     3

 Item 7.  Financial Statements and Exhibits. . . . . . . . . . . .     3

Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

Item 4. Changes in Registrant's Certifying Accountant.

 (i) On September 8, 1997, the Company dismissed BDO Seidman, LLP ("BDO"), who was previously engaged as the principal accountant to audit the Company's financial statements. Going forward the Company will use the firm of Ferro, Berdon & Co., LLP as its principal independent accountant. Prior to its engagement, Ferro Berdon was not consulted by or on behalf of the Company regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or as to any matter which might have constituted a disagreement or reportable event within the purview of Item 304 of Regulation S-K;

 (ii) BDO's reports on the Company's financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles;

 (iii) The decision to change accountants was recommended by the audit committee of the board of directors and authorized by the board of directors;

 (iv) During the two most recent fiscal years and the subsequent interim period preceding the dismissal of BDO, there have been no disagreements between the Company and BDO on any matter of accounting principles, practices, financial statement disclosure, or auditing scope of procedure;

 (v) None of the kinds of events listed in Item 304 (a)1(v) (A) through (D) of Regulation S-K have occurred within the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of BDO.

Item 7. Financial Statements and Exhibits

Exhibit No.                    Description of Exhibit
___________                    ______________________
    16            Letter Regarding Change in Certifying Accountant.

                            Signatures
                            ___________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        General Bearing Corporation
                                        ___________________________
                                               (Registrant)
Date: September 22, 1997



                                    /s/ David L Gussack
                                    ___________________
                                    David L. Gussack, President



                                    /s/ Christopher Moore
                                    ______________________
                                    Christopher Moore
                                    Vice President - Finance